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                                                                    EXHIBIT 99.1

The Directors
Omicron Technologies Inc.

June 9, 2000

Dear Sirs:

Effective the above date, I hereby resign as a director of the subject company.



Yours truly,


Barrett Sleeman

/s/ Barrett Sleeman